SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


_________________________AMERICAN METALS SERVICE INC.___________________________
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

   -----------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

   -----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   -----------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------

/_/ Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

-----------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                          AMERICAN METALS SERVICE, INC.
                                 376 MAIN STREET
                                    PO BOX 74
                          BEDMINSTER, NEW JERSEY 07921
                                 (908) 234-0078


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 29, 1999


TO THE SHAREHOLDERS:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of American Metals Service, Inc., a Florida corporation (the "Company"), will be held on Tuesday, June 29, 1999, at 8:30am, local time at the Company's office located at 376 Main Street, Bedminster, New Jersey 07921, for the purpose of considering and acting upon the following matters:

     (1) To elect four directors to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

     (2) To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 6,000,000 to 12,000,000;

     (3) To approve a proposal to change the state of incorporation of the Company from Florida to Delaware;

     (4) To approve a proposal to change the Company's name to Golf Rounds.com, Inc.; and

     (5) To transact such other business as may properly come before the Annual Meeting or any adjournment(s), postponement(s) or continuation(s) thereof.

     Only shareholders of record at the close of business on May 28, 1999 are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments, postponements or continuations thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours by any shareholder for any purposes germane to the meeting, at the Company's office at 376 Main Street, Bedminster, New Jersey 07921, for a period of at least ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting. A Proxy and Proxy Statement for the Annual Meeting are enclosed herewith.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed Proxy, which is solicited by the Board of Directors of the Company as promptly as possible in the envelope enclosed for that purpose. If you attend the Annual Meeting, you may vote in person even though you returned a Proxy.





                                          By Order of the Board of Directors


                                          /s/ John W. Galuchie, Jr.
                                          --------------------------------------
                                          John W. Galuchie, Jr.
                                          Vice President, Treasurer and Director

Date:    June 1, 1999


                             YOUR VOTE IS IMPORTANT


     In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed Proxy as promptly as possible and return it in the enclosed envelope.

                          AMERICAN METALS SERVICE, INC.
                                 376 MAIN STREET
                                    PO BOX 74
                          BEDMINSTER, NEW JERSEY 07921
                                 (908) 234-0078
                                ----------------

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 29, 1999

                 INFORMATION CONCERNING SOLICITATION AND VOTING


General
-------

     This Proxy Statement is being furnished to the shareholders of American Metals Service, Inc., a Florida corporation (the "Company"), in connection with the solicitation of proxies, in the form enclosed, by the Board of Directors of the Company, for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, June 29, 1999 at 8:30am at the Company's office located at 376 Main Street, Bedminster, New Jersey 07921, and at any and all adjournments, postponements or continuations thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Company's telephone number is (908) 234-0078.

     These proxy solicitation materials are first being mailed on or about June 1, 1999 to all shareholders entitled to vote at the meeting.


Voting Rights and Solicitation of Proxies
------------------------------------------

     Only shareholders of record at the close of business on May 28, 1999 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 2,099,573 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), were issued and outstanding. The presence, either in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting.

     Holders of Common Stock are entitled to one vote, in person or by proxy, for each share of Common Stock owned on the Record Date.

     Valid proxies will be voted in accordance with the instructions indicated thereon. In the absence of contrary instructions, shares represented by valid proxies will be voted (i) FOR the proposal to elect as directors the four nominees listed under the caption "Election of Directors", (ii) FOR the approval of a proposed amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 6,000,000 to 12,000,000,
(iii) FOR the approval of a proposed change in the state of incorporation of the Company from Florida to Delaware and (iv) FOR the approval of the Proposal to change the Company's name to Golf Rounds.com, Inc. No other business is expected to come before the Annual Meeting but should any other matter requiring a vote of shareholders properly arise, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matter.

     Execution of the enclosed proxy card will not prevent a shareholder from attending the Annual Meeting and voting in person. Any proxy may be revoked at any time prior to the exercise thereof by delivering a written revocation or a new proxy bearing a later date to the Secretary of the Company, 376 Main Street, P.O. Box 74, Bedminster, NJ 07921, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, however, in and of itself constitute revocation of a proxy.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

     Abstentions and broker "non-votes" are included in the determination of the number of shares present at the meeting for quorum purposes. Abstentions and broker "non-votes" are not counted in the tabulations of the votes cast on proposals presented to the shareholders. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does hot have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.


                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

Nominees
--------

     At the Annual Meeting, four directors are to be elected to hold office until the next annual meeting of shareholders or until their respective successors are duly elected and qualified. Unless otherwise indicated, the persons named in the enclosed form of proxy will vote FOR the election of each nominee named below (each a "Nominee"). Each Nominee has consented to serve as a director if elected. It is not expected that any Nominee will be unable to serve, but, in the event that any Nominee should be unable to serve, the shares represented by the enclosed proxy card will be voted for a substitute candidate selected by the Board of Directors.

     Assuming a quorum is present, a vote of a plurality of the votes cast at the Annual Meeting, in person or by proxy, is required to elect each Nominee as a director. Abstentions and broker non-votes are not counted as votes cast.


     Certain information regarding each Nominee is set forth below.


                                         Position and Office          Director
        Name              Age       Presently Held with Company         Since
 ---------------          ---       -----------------------------     ---------

 Paul O. Koether           62          Chairman and Director            1992

 John W. Galuchie, Jr.     46          Vice President, Treasurer        1992
                                        and Director

 Mark W. Jaindl            39          Director                         1992

 Thomas K. Van Herwarde    41          President                        ----

     There are no family relationships between any Nominee and/or any executive officers of the Company. Information concerning each Nominee's business history and experience is set forth below.

     PAUL O. KOETHER is principally engaged in the following businesses: (i) the Company, as Chairman since July 1992 and President from July 1992 to May 1999,
(ii) as Chairman and director since July 1987 and President since October 1990 of Kent Financial Services, Inc. ("Kent") and the general partner since 1990 of Shamrock Associates, an investment partnership which is the principal stockholder of Kent and (iii) various positions with affiliates of Kent, including Chairman since 1990 and a registered representative since 1989 of T.
R. Winston & Company, Inc. ("Winston"), a retail broker-dealer, and since July 1992 as Chairman, President and director of the Company. Mr. Koether also has been Chairman since April 1988, President from April 1989 to February 1997 and a director since March 1988 of Pure World, Inc. ("Pure World"), and for more than five years, the Chairman and President of Sun Equities Corporation ("Sun"), a private, closely-held corporation which is Pure World's principal stockholder. Until August 1994, when it sold its majority ownership to an unaffiliated party, Pure World operated as a real estate asset manager through its wholly-owned subsidiary, NorthCorp Realty Advisors, Inc. ("NorthCorp"). Prior to its sale, Mr. Koether also served as Chairman and a director of NorthCorp. Since December 1994, Mr. Koether had been a director of Pure World Botanicals, Inc. ("PWBI"), a wholly-owned subsidiary of Pure World, and since January 1995, its Chairman. PWBI is a manufacturer of natural products. In September 1998, Mr. Koether was elected a director and Chairman of Cortech, Inc. ("Cortech") a Denver-based biopharmaceutical company.

     JOHN W. GALUCHIE, JR., a certified public accountant, is principally engaged in the following businesses: (i) the Company, as Vice President, Treasurer and a director since July 1992; (ii) Pure World, as Executive Vice President since April 1988, director from January 1990 until October 1994, and for more than five years as Vice President and director of Sun; (iii) Kent, in various executive positions since 1986 and a director from June 1989 until August 1993; (iv) Winston, as President since January 1990 and director since September 1989. Mr. Galuchie served as a director of Crown NorthCorp, Inc., the successor corporation to NorthCorp from June 1992 to August 1996. In September 1998, Mr. Galuchie was elected a director and President of Cortech. Since
December 1998, Mr. Galuchie has been a director of HealthRite, Inc., which produces, distributes and sells consumable energy, health and diet products.

     MARK W. JAINDL. Since October 1997, Mr. Jaindl has been President and Chief Executive Officer of the American Bank of the Lehigh Valley ("American Bank"), a commercial bank located in Allentown, Pennsylvania. He has served as a director and Vice-Chairman of American Bank since June 1997. From May 1982 to October 1991, and again since May 1995, Mr. Jaindl has served as Chief Financial Officer of Jaindl Farms, which is engaged in diversified businesses, including the operation of a 12,000-acre turkey farm, a John Deere dealership and a grain operation. He also serves as the Chief Financial Officer of Jaindl Land Company, a developer of residential, commercial and industrial properties in eastern Pennsylvania. From June 1992 until May 1995, he was Senior Vice President of Pure World. He was Senior Vice President of PWBI from December 1994 until May 1995 and has been a director of PWBI Inc. since December 1994. He has served as a director of the Company since July 1992. Mr. Jaindl was a director of NorthCorp from February 1994 until August 1994. Since September 1998, Mr. Jaindl has been a director and Vice-Chairman of Cortech.

     THOMAS K. VAN HERWARDE. Since May 1999, Mr. Van Herwarde has been President of the Company. From 1995 through May 1999, he was President of PKG Design Inc., a developer of two internet websites. In 1994, Mr. Van Herwarde was self-employed as a consultant to e-marketing, e-commerce and online retail companies.

BOARD  MEETINGS  AND COMMITTEES

     The Board held no formal meetings during the year ended August 31, 1998 but acted via unanimous written consents. The Board does not have any formal committees.

BENEFICIAL OWNERSHIP

     The following table sets forth the beneficial ownership of the Common Stock of the Company as of May 28, 1999 by each person who was known by the Company to beneficially own more than 5% of the Common Stock, by each director who owns shares of Common Stock and by all directors and officers as a group:

                                    Number of Shares              Approximate
Name and Address                    of Common Stock                 Percent
of Beneficial Owner               Beneficially Owned (1)           of Class
- -------------------               ----------------------        -------------
Asset Value Holdings, Inc.
  376 Main Street
  Bedminster, NJ 07921                  400,000                     19.05%

Shamrock Associates
  211 Pennbrook Road
  Far Hills, NJ 07931                   817,470(2)                  38.94%

Paul O. Koether
  211 Pennbrook Road
  Far Hills, NJ 07931                   959,134(3)                  45.68%

John W. Galuchie, Jr.
  376 Main Street
  Bedminster, NJ 07921                  405,000(4)                  19.29%

Mark W. Jaindl
  3150 Coffeetown Road
  Orefield, PA 18069                     20,000                       .95%

Thomas K. Van Herwarde
  376 Main Street
  Bedminster, NJ  07921                 100,000(5)                   4.76%

All directors and officers
  as a group (5 persons)              1,085,134(6)                  51.68%
---------------------------

     (1) The beneficial owner has both sole voting and sole investment powers with respect to these shares except as set forth in other footnotes below.

     (2) Reflects 400,000 shares of common stock held by Asset Value Holdings, Inc. ("AVH"). Shamrock Associates ("Shamrock"), as the ultimate parent of AVH, disclaims beneficial ownership of these shares.

     (3) Includes 417,470 shares beneficially owned by Shamrock. As the general partner of Shamrock, Mr. Koether may be deemed to own these shares beneficially. Includes 400,000 shares held by AVH. Mr. Koether may be deemed to be the beneficial owner of these shares owned by AVH. Includes 14,166 shares owned by Sun, a private corporation of which Mr. Koether is Chairman and a principal stockholder. Includes 1,666 shares held by Mr. Koether's Keogh Plan and 875 shares held in trust for the benefit of Mr. Koether's daughter for which Mr. Koether acts as the sole trustee. Includes 20,000 shares owned by Mr. Koether's wife and 63,569 shares held in discretionary accounts for his brokerage customers. Mr. Koether is also a limited partner of Shamrock and may be deemed to own beneficially that percentage of the shares owned by Shamrock represented by his partnership percentage. Mr. Koether disclaims beneficial ownership of such shares.

     (4) Reflects 400,000 shares of common stock held by AVH. Mr. Galuchie may be deemed to be the beneficial owner of the shares owned by AVH. Mr. Galuchie disclaims beneficial ownership of the shares.

     (5) Does not include 280,000 shares held in escrow in connection with the PKG Design, Inc. Asset Purchase Agreement.

     (6) Reflects 917,746 shares of common stock held by Shamrock and AVH, and beneficially owned by Messrs. Koether and Galuchie (see Notes 2, 3 and
          4).

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers. Officers, directors and greater than ten percent shareholders are required by the SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Form 5 for specified fiscal years, the Company believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1998.

EXECUTIVE COMPENSATION

     Through May 17, 1999, the Company had no paid employees. No officer or director received any compensation. The Company paid an annual management fee to Kent of $50,000 in 1998 and 1997 for management services performed for the Company by Kent personnel. These services included corporate governance, financial management, and accounting services. Kent is the indirect parent of AVH, which was the beneficial owner of approximately 19% of the Company's common stock at May 28, 1999. This fee was based on Kent's estimated costs, and the Company believes the cost allocation is reasonable.

     On May 17, 1999, in connection with the PKG Design, Inc. Asset Purchase Agreement, the Company entered into an employment agreement (the "Agreement") with Thomas Van Herwarde, President of the Company for an initial term of one year, at an annual base compensation of $90,000. On the expiration of this one-year term, the Agreement shall automatically renew for an additional one-year period unless the Company and/or Mr. Van Herwarde determine not to renew the Agreement.

                                  PROPOSAL TWO

                           APPROVAL OF AN INCREASE OF
                          THE AUTHORIZED CAPITAL SHARES


     The current authorized capital stock of the Company consists of 6,000,000 shares of common stock, $.01 par value, of which 2,099,573 shares of common stock were issued and outstanding as of the Record Date. The Board of Directors, on March 19, 1999, adopted a resolution to increase the authorized number of shares of common stock from 6,000,000 to 12,000,000. The proposed increase requires approval of the shareholders.

     Holders of common stock are entitled to one vote per share on all matters submitted to a vote of shareholders of the Company and to ratably receive dividends, if any, as may be declared from time to time by the Board of Directors from funds legally available therefor. Upon liquidation, dissolution or winding up of the Company, holders of common stock are entitled to share ratably in any assets available for distribution to shareholders after payment of all obligations of the Company.

     If the proposed amendment is approved, all or any part of the authorized but unissued shares of common stock may thereafter be issued without further approval from the shareholders, except as may be required by law or the policies of any stock exchange or stock market on which the shares of stock of the Company may be listed or quoted, for such purposes and on such terms as the Board of Directors may determine. Holders of the capital stock of the Company do not have any preemptive rights to subscribe for the purchase of any shares of common stock, which means that current shareholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership.

     The proposed amendment will not affect the rights of existing holders of common stock except to the extent that further issuances of common stock will reduce each existing shareholder's proportionate ownership.

     The Board of Directors has determined that it would be appropriate for the Company to increase the number of its authorized shares of common stock in order to have additional shares available for possible future acquisition or financing transactions and other issuances. The Board of Directors believes that the complexity of customary financing as well as employment and acquisition transactions require that the Directors be able to respond promptly and effectively to opportunities that involve the issuance of shares of common stock. For example, if this Proposal Two (Approval of an Increase of the Authorized Capital Shares) is approved, the Company will have the flexibility to authorize stock splits and stock dividends and to enter into joint ventures and corporate financings involving the issuance of shares of common stock.
Currently, the Company has no agreements, understandings or arrangements regarding transactions that are expected to require issuance of the additional shares of common stock that would be authorized by the proposed amendment.

     The flexibility of the Board of Directors to issue additional shares of common stock could enhance the Board of Directors' ability to negotiate on behalf of shareholders should a proposed takeover arise. Although it is not the purpose of the proposed amendment and the Board of Directors are not aware of any pending or proposed effort to acquire control of the Company, the authorized but unissued shares of common stock also could be used by the Board of Directors to discourage, delay or make more difficult a change in control of the Company. For example, such shares could be privately placed with purchasers who might align themselves with the Board of Directors in opposing a hostile takeover bid. The issuance of additional shares of common stock might serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding shares.

     If Proposal Two (Approval of an Increase of the Authorized Capital Shares) is adopted by the Company's shareholders, it will become effective on either of
(i) the date the merger contemplated by Proposal Three herein (Reincorporation in Delaware) is effected if Proposal Three is approved by the Company's shareholders, or (ii) on the date articles of amendment are filed to amend the Company's Articles of Incorporation in Florida, if Proposal Three is not approved by the Company's shareholders.

     Approval of this Proposal Two requires the affirmative vote of the holders of at least a majority of the shares of the common stock of the Company voted on this Proposal Two at the Annual Meeting.


RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS DEEMS PROPOSAL TWO TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY "FOR" THE APPROVAL OF THE INCREASE OF THE AUTHORIZED CAPITAL SHARES.


                                 PROPOSAL THREE

                           REINCORPORATION IN DELAWARE

GENERAL

     On March 19, 1999, the Board of Directors adopted an Agreement and Plan of Merger, subject to approval by the shareholders, to reincorporate the Company under the laws of the State of Delaware (the "Reincorporation"). The Company was incorporated under the laws of the State of Florida in 1968 under the name American Metals Service, Inc. The Board of Directors believes Delaware corporate law will better serve the shareholders' interests and provide the Company with advantages not available under Florida corporate law. Therefore, the Board of Directors recommends that the shareholders approve the form of Agreement and Plan of Merger that appears as Appendix A at the end of this Proxy Statement
(the "Merger Agreement") to effect a transaction commonly called a "reincorporation."

     If the holders of common stock approve Proposal Four (Approval of the Company's Name Change) the Company will change its name to Golf Rounds.com, Inc. after the reincorporation. To explain the proposal, however, this Proxy Statement will call the Company that exists today as a Florida corporation either "the Company" or "the Florida Corporation" while "the Delaware Corporation" will refer to the new Delaware corporation that will initially be organized as a wholly-owned subsidiary of the Florida Corporation. If the holders of at least a majority of all outstanding shares of the common stock of the Company approve the Merger Agreement, the Florida Corporation will be merged into the Delaware Corporation. The effective date will be when the necessary documents have been filed in both Florida and Delaware. The Delaware Corporation will be the surviving corporation, and the charter and Bylaws of the Delaware Corporation will differ from those of the Florida Corporation today, as discussed below.

ABANDONMENT

     The Board of Directors will have the right to abandon the Merger Agreement and take no further action towards reincorporating the Company in Delaware at any time before the Reincorporation becomes effective, even after shareholder approval of this Proposal Three, if for any reason the Board of Directors determines that it is not advisable to proceed with the Reincorporation.
Consequently, the Board of Directors may abandon the Merger Agreement after considering the number of shares for which dissenters' rights have been exercised and the cost to the Company thereof. See the discussion below under the heading "Rights of Dissenting Shareholders."

REASON FOR THE CHANGE

     The Company has not maintained its principal office in Florida for some time. It is anticipated that the Delaware Corporation will have its principal corporate offices at the Company's address in New Jersey, and will appoint a registered agent to represent it in Delaware. The Company's current address is 376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921. Reincorporation in Delaware will not change the business plan, management, assets, liabilities, net worth, capitalization or employee benefit plans of the Company. Each outstanding share of the Company's common stock (the "common stock") will automatically become one share of the common stock of the Delaware Corporation. Furthermore, each stock option, warrant or convertible security that would be, or later becomes, exercisable for, or convertible into, shares of the common stock will automatically be, or later become, exercisable for, or convertible into, the same number of shares of the common stock of the Delaware Corporation on the same terms and conditions.

     For many years, Delaware has encouraged incorporation in that state by adopting modern, comprehensive and flexible corporate laws, and it periodically updates and revises them to meet changing business needs. The Delaware General

Corporation Law (the "DGCL") is considered a sophisticated statute, highly conducive to business. That is why many corporations choose Delaware initially as their place of incorporation, and why many others have reincorporated in Delaware by means of transactions like the one now proposed. Because of Delaware's policy of encouraging incorporation and its preeminence as the most popular state of incorporation for major corporations, the courts of Delaware have developed considerable expertise in dealing with corporate issues. As a result, Delaware's case law interpreting its corporate laws is more developed than that of any other state. This gives Delaware corporate law an extra measure of predictability that is useful and often crucial in our precedent-based judicial system.

     For the board of directors and the management of a Delaware corporation, these features of Delaware law allow greater certainty in managing the corporation. The state's court system also provides for relatively prompt resolution of most corporate disputes. For example, Delaware has a specialized Court of Chancery that hears cases involving corporate law. The Court of Chancery has no jurisdiction over most other kinds of cases, and therefore its dockets are not as backlogged as those of courts in many other states. In addition, the Supreme Court of Delaware hears and decides important corporate appeals rapidly.

     The Board of Directors considered the predictability and flexibility of Delaware law and the efficiency of its judicial process when it approved the present proposal. The Board of Directors also recognized the possibility that choosing to be governed by the corporate law of Delaware, as so many other corporations have done, may further enhance the reputation of the Company.

AUTHORIZED SHARES OF CAPITAL STOCK

     After the Reincorporation, and depending on shareholder approval of Proposal Two (Approval of an Increase of the Authorized Capital Shares) herein, the authorized capital stock of the Delaware Corporation will consist of 12,000,000 shares of common stock, par value $.01 per share (see the section "Changes in Authorized Capital Stock" under this Proposal Three for additional discussion). The Delaware Corporation will not issue any shares of stock in connection with the Reincorporation, other than the shares into which the outstanding shares of the Company will convert. If the shareholders do not approve Proposal Two, the authorized shares of common stock of the Delaware Corporation will be 6,000,000.

CONVERSION OF SHARES

     As soon as the Reincorporation becomes effective, the holders of the old shares of the Florida Corporation will become holders of the new shares of the Delaware Corporation. Shares of the Florida Corporation will automatically convert into shares of the Delaware Corporation, on these terms:

          o    The conversion will be on a one-for-one basis.

          o Each share of the common stock of the Florida Corporation which is outstanding at the effective date will become one share of the new common stock, par value $.01 per share, of the Delaware Corporation.

          o Each share of the common stock held in the treasury of the Florida Corporation will become a share held in the treasury of the Delaware Corporation.


     THIS MEANS THAT, BEGINNING ON THE EFFECTIVE DATE, EACH STOCK CERTIFICATE OF THE FLORIDA CORPORATION WHICH WAS OUTSTANDING JUST BEFORE THE REINCORPORATION WILL AUTOMATICALLY REPRESENT THE SAME NUMBER OF SHARES OF THE DELAWARE CORPORATON. THEREFORE, SHAREHOLDERS OF THE FLORIDA CORPORATION NEED NOT EXCHANGE THEIR STOCK CERTIFICATES FOR NEW STOCK CERTIFICATES OF THE DELAWARE CORPORATION. LIKEWISE, SHAREHOLDERS SHOULD NOT DESTROY THEIR OLD CERTIFICATES AND SHOULD NOT SEND THEIR OLD CERTIFICATES TO THE CORPORATION, EITHER BEFORE OR AFTER THE EFFECTIVE DATE OF REINCORPORATION.


TRADING OF THE STOCK

     After the Reincorporation, those who were formerly shareholders of the Florida Corporation may continue to make sales or transfers using their stock certificates of the Florida Corporation. The Delaware Corporation will issue new certificates representing shares of the Delaware Corporation's common stock for transfers occurring after the effective date of the Reincorporation. On request, the Delaware Corporation will issue new certificates to anyone who holds stock certificates of the Florida Corporation. Any request for new certificates will be subject to normal stock transfer requirements including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

     Shareholders whose shares of the Florida Corporation were freely tradable before the Reincorporation will own shares of the Delaware Corporation that are freely tradable after the Reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the Reincorporation will hold shares of the Delaware Corporation which have the same transfer restrictions after the Reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, those who hold the Delaware Corporation's stock certificates will be deemed to have acquired their shares on the date they originally acquired their shares in the Florida Corporation.

     After the Reincorporation, the Delaware Corporation will continue to be a publicly held company, with its common stock tradable on the OTC Bulletin Board. The Delaware Corporation will also file with the Securities and Exchange Commission (the "Commission") and provide to its stockholders the same types of information that the Florida Corporation has previously filed and provided.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal federal income tax consequences of the Reincorporation under current law to holders of the common stock. This summary is for general information only. It does not address potential legislative changes that may affect these consequences, and it does not address any state, local or foreign tax consequences of reincorporation. The Company has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service to the effect that the Reincorporation is nontaxable.

     Neither the Company nor its shareholders will recognize any gain or loss by reason of the Reincorporation. The tax basis of the shares of the Delaware Corporation common stock received by a shareholder of the Company through the Reincorporation will be the same as the tax basis of common stock of the Company prior to Reincorporation. A shareholder of the Company who holds the stock as a capital asset should include the period he or she has held the common stock in determining the holding period for his or her shares of the Delaware Corporation.

     SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX ADVISERS TO DISCUSS THEIR OWN TAX SITUATIONS AND ANY POTENTIAL CHANGES IN FEDERAL, STATE AND LOCAL LAWS AND OTHER APPLICABLE TAX MATTERS RELATING TO THE REINCORPORATION.


COMPARISON OF FLORIDA AND DELAWARE CORPORATE LAWS

     If this Proposal Three is approved by the holders of at least a majority of the Company's outstanding common stock, and if the Company reincorporates in Delaware as described above, then the shareholders of the Company will become stockholders of the new Delaware Corporation. There are differences between the Florida Business Corporation Act ("FBCA") and the DGCL that will affect the rights of the Company's shareholders in certain respects. Some of these differences define the particular provisions a corporation may choose to put into its articles or certificate of incorporation, commonly called the "charter," and other differences may not affect the Company in a material way.

     Although it is impracticable to describe all of the differences between the corporation laws of Florida and Delaware and the respective charters and Bylaws of the Florida Corporation and the Delaware Corporation, the following is a summary of certain significant differences in the rights of shareholders of the Florida Corporation under the FBCA and of stockholders of the Delaware Corporation under the DGCL. This summary does not purport to be a complete discussion of, and is qualified in its entirety by reference to, the FBCA, the DGCL and the respective charters and Bylaws of the Florida Corporation and the Delaware Corporation. The discussion of the charter and Bylaws of the Delaware Corporation contained in this Proxy Statement is qualified in its entirety by reference to the charter and Bylaws of the Delaware Corporation, copies of which are attached as Exhibit A and Exhibit B, respectively, to Appendix A of this Proxy Statement.

AMENDMENT OF CHARTER

     Both the FBCA and the DGCL allow a board of directors to recommend a charter amendment for approval by shareholders or stockholders, respectively, and a majority of the shares entitled to vote at a shareholders' or stockholders' meeting, respectively, are normally enough to approve that amendment, although the FBCA allows amendment of articles of incorporation by a majority of votes cast with respect to certain matters. Both bodies of law require that a majority of the holders of any particular class of stock must approve the amendment if it would have an adverse effect on the holders of that class. In addition, both bodies of law allow a corporation to require a vote larger than a majority on special types of issues.

AMENDMENT OF BYLAWS

     The Bylaws of the Florida Corporation provide, as permitted by the FBCA, that the Board of Directors may amend, adopt or repeal the Florida Corporation's Bylaws, subject to the rights of its shareholders to alter, amend, or repeal those Bylaws made by the Board of Directors. Under the DGCL, however, the Board of Directors may amend, adopt or repeal Bylaws only if permitted by the charter. The charter of the Delaware Corporation will specifically permit amendment of the Bylaws by the Board of Directors. Additionally, both the FBCA and the DGCL allow shareholders or stockholders, respectively, to further amend or repeal Bylaws adopted or amended by the board of directors.

SPECIAL MEETINGS OF SHAREHOLDERS OR STOCKHOLDERS

     Under both the FBCA and the DGCL, the board of directors or anyone authorized in the charter or Bylaws may call a special meeting of shareholders or stockholders, respectively. Currently, the Bylaws of the Florida Corporation allow the President or the Board of Directors to call a special meeting. The FBCA further provides that holders of not less than 10% of the stock of a Florida corporation, unless a greater percentage not to exceed 50% is required by the articles of incorporation, may call a special meeting of shareholders. The articles of incorporation of the Florida Corporation contain no such provision. The provision in the Bylaws of the Delaware Corporation will be comparable, except that the Board of Directors and holders of a majority of the issued and outstanding shares of capital stock entitled to vote at a special meeting shall be entitled to call a special meeting.

CORPORATE ACTION WITHOUT SHAREHOLDERS' OR STOCKHOLDERS' MEETING

     The DGCL and the FBCA permit shareholders or stockholders, respectively, to take action by the written consent of at least the minimum number of votes required to take such action at a shareholders' or stockholders' meeting, respectively, unless the charter forbids it. The charter of the Florida Corporation does not, and the charter of the Delaware Corporation will not, forbid such action by written consent.

INSPECTION OF SHAREHOLDERS OR STOCKHOLDERS LIST

     The FBCA requires five days' written notice from a shareholder of record to inspect the list of record shareholders for a proper purpose. Under the DGCL, any stockholder may inspect the stockholders list for any purpose reasonably related to the person's interest as a stockholder. In addition, for at least ten days prior to each stockholders' or shareholders' meeting, respectively, Delaware and Florida corporations must make available for examination a list of stockholders or shareholders, respectively, entitled to vote at the meeting.

VOTE REQUIRED FOR CERTAIN TRANSACTIONS

     Under the FBCA, holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation or sale of substantially all the assets unless the articles of incorporation provide otherwise. The articles of incorporation of the Florida Corporation do not provide otherwise. Under the DGCL, holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation or sale of all or substantially all the assets without a special provision in the charter, unless the charter provides otherwise. The charter of the Delaware Corporation will not provide otherwise. Furthermore, in the case of a merger under the DGCL, stockholders of the surviving corporation do not have to approve the merger at all, unless the charter provides otherwise, if these three conditions are met:

          o No amendment of the surviving corporation's charter is made by the merger agreement; and

          o Each share of the surviving corporation's stock outstanding or in the treasury immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date; and

          o Either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

     Special vote requirements may apply to certain business combinations with interested shareholders or stockholders. See the discussion below under the heading "Affiliated Transactions with Interested Shareholders or Stockholders."

CLASSIFICATION OF DIRECTORS

     Both the FBCA and the DGCL permit "classified" boards of directors, which means that directors have staggered terms that do not all expire at the same time. The FBCA permits as many as four classes under certain circumstances, the DGCL permits as many as three. The Florida Corporation currently has one class of directors, and the same will be true for the Delaware Corporation.

NUMBER OF DIRECTORS

     Under the FBCA, the number of directors may be one or more, as specified in or fixed in accordance with a corporation's charter or Bylaws. The number of directors may be increased or decreased by amendment of, or in the manner provided by, a corporation's charter or Bylaws. Under the DGCL, a corporation may have as few as one director and there is no statutory upper limit on the number of directors. The specific number may be fixed in the Bylaws or the charter, but if fixed in the charter, may be changed only by amendment of the charter. If the charter is silent as to the number of directors, the board of directors may fix or change the authorized number of directors pursuant to a provision of the Bylaws. The charter of the Florida Corporation provides that it shall have at least three directors and its Bylaws provide that it shall have at least three directors. Currently, there are three members of the Board of Directors of the Florida Corporation. Under the applicable provision of the Bylaws of the Delaware Corporation, the Board of Directors shall determine the size of the Board of Directors. While the Board of Directors has no current plans to change the number of directors, it may decide to do so in the future. The Bylaws of the Delaware Corporation will provide for the creation of committees of the Board of Directors. The Bylaws of the Florida Corporation do not.

REMOVAL OF DIRECTORS

     Under the FBCA, directors may be removed by the shareholders with or without cause unless the articles of incorporation of the corporation provide otherwise. The Florida Corporation's Bylaws provide that a director may be removed with or without cause by a vote of at least 51% of the stock of the Company. Directors under the DGCL would generally be subject to removal with or without cause by a majority of the stockholders, unless the charter provides otherwise. The charter of the Delaware Corporation will not provide otherwise. The Bylaws of the Delaware Corporation will allow for removal of directors for reasons other than cause as provided for in the DGCL.

LIMITATION OF DIRECTORS' LIABILITY

     Both states permit the limitation of a director's personal liability while acting in his or her official capacity. Under the FBCA, a director is not liable to the corporation or to its shareholders for monetary damages if the director has acted in good faith and with the same degree of care that an ordinarily prudent person would exercise in similar circumstances and in a manner he or she believes to be in the best interests of the corporation. The DGCL, on the other hand, requires a charter provision in order to limit a director's liability for breach of his or her fiduciary duty to the corporation. The charter of the Delaware Corporation will limit such liability to the fullest extent permitted by the DGCL.

     In some cases, directors may be liable despite these limitations. Under the FBCA, for example, a director is not immune from liability if he or she violates applicable statutes which expressly make directors liable. The DGCL forbids any limitation of liability if the director breached his or her duty of loyalty to the corporation or its stockholders, or if he or she failed to act in good faith, received an improper personal benefit from the corporation, or authorized a dividend or stock repurchase that was forbidden by the DGCL.

INDEMNIFICATION OF DIRECTORS AND OFFICERS, AND INSURANCE

     With some variations, both the FBCA and the DGCL allow a corporation to "indemnify," that is, to make whole, any person who is or was a director, officer, employee or agent of the corporation if that person is held liable for something he or she did or failed to do in an official capacity. Besides covering court judgments, out-of-court settlements, fines and penalties, both laws also allow the corporation to advance certain reasonable expenses the person will incur or to reimburse the person's expenses after he or she incurs them, even if liability is not actually proven. The right to indemnification under both laws does not normally exclude other rights of recovery the indemnified person may have. The charter and Bylaws of the Delaware Corporation will generally provide for the greatest indemnification allowed under the DGCL. The Bylaws of the Florida Corporation restrict the scope of indemnity available to officers and directors of the Florida Corporation. Hence, the scope of indemnity available to directors and officers of the Company will be significantly expanded as a result of the Reincorporation.

     Additionally, both the FBCA and the DGCL permit a corporation to purchase insurance for its directors, officers, employees and agents against some or all of the costs of such indemnification or against liabilities arising from actions and omissions of the insured person, even though the corporation may not have power to indemnify the person against such liabilities. The Bylaws of both the Florida Corporation and the Delaware Corporation allow for the purchase of such insurance.

     If this Proposal Three is approved by the Company's shareholders, the indemnification provisions of the FBCA, and not the DGCL, will apply to acts and omissions that occurred before the effective date of the Reincorporation.

LOANS AND GUARANTEES OF OBLIGATIONS FOR DIRECTORS

     Under the FBCA and the DGCL, a board of directors may authorize loans or guarantees of indebtedness to employees and officers, including any employee or officer who is a director, whenever, in the judgment of such board of directors, such loan or guarantee may reasonably be expected to benefit the corporation.

ISSUANCE OF RIGHTS AND OPTIONS TO DIRECTORS, OFFICERS AND EMPLOYEES

     Neither the FBCA nor the DGCL requires shareholder or stockholder approval of issuances of stock rights or stock options, respectively, as well as plans to issue rights or options, to directors, officers or employees.

CONSIDERATION FOR SHARES

     Under the FBCA and DGCL a corporation may receive cash, services, personal or real property, leases of real property or any combination of these as payment in full or in part for issued shares. Under the FBCA and the DGCL, a purchaser of shares need not pay the price thereof prior to the issuance of the shares if the corporation receives a binding obligation of the purchaser to pay the balance of the purchase price.

DIVIDENDS ON STOCK

     Subject to its charter provisions, a corporation may generally pay dividends, redeem shares of its stock or make other distributions to shareholders or stockholders if the corporation is solvent and would not become insolvent because of the dividend, redemption or distribution. The assets applied to such a distribution may not be greater than the corporation's "surplus." The FBCA defines surplus as the excess of total assets over total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. The DGCL defines surplus as the excess of net assets (i.e., the amount by which total assets exceed total liabilities) over capital, and allows the board to adjust capital (for shares with par value, the capital need only equal the aggregate par value of such shares). If there is no surplus, the DGCL allows the corporation to apply net profits from the current or preceding fiscal year, or both, unless the corporation's net assets are less than the capital represented by issued and outstanding stock which has a preference on any distribution of assets.

DISSENTERS' OR APPRAISAL RIGHTS

     Generally, "dissenters' rights" or "appraisal rights" entitle dissenting shareholders or stockholders to receive the fair value of their shares in the merger or consolidation of a corporation or in the sale of all or substantially all its assets. The FBCA also extends dissenters' rights to an exchange of a corporation's shares, the approval of a control-share acquisition, and certain amendments of the corporation's articles of incorporation.

     The FBCA provides that dissenting shareholders normally have no dissenters' rights if their shares are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders. Dissenters' rights under the FBCA allow any shareholder of a Florida corporation, with various exceptions, to receive fair value for his or her shares in connection with the transactions listed in the prior paragraph upon which the shareholder is entitled to vote. When dissenters' rights are available, the shareholder must deliver to the corporation before the vote is taken on the matter creating dissenters' rights, written notice of the shareholder's intent to demand payment for his or her shares and follow other required procedures. The procedures for the exercise of dissenters' rights under the FBCA are discussed under the section heading "Rights of Dissenting Shareholders."

     Similarly, under the DGCL, appraisal rights are not available to a stockholder if the corporation's shares are listed on a national securities exchange or held by more than 2,000 stockholders of record, or if the corporation will be the surviving corporation in a merger which does not require the approval of the surviving corporation's stockholders. However, regardless of listing on an exchange, a dissenting stockholder in a merger or consolidation has appraisal rights under the DGCL if the transaction requires him or her to exchange shares for anything of value other than one or more of the following:

          o Shares of stock of the surviving corporation or of a new corporation which results from the merger or consolidation.

          o Shares of another corporation which will be listed on a national securities exchange or held by more than 2,000 stockholders of record after the merger or consolidation occurs.

          o Cash instead of fractional shares of the surviving corporation or another corporation.


AFFILIATED TRANSACTIONS WITH INTERESTED SHAREHOLDERS OR STOCKHOLDERS

     Provisions in both the FBCA and the DGCL may help to prevent or delay changes of corporate control. In particular, both the FBCA and the DGCL restrict or prohibit an interested shareholder or stockholder, respectively, from entering into certain types of "affiliated transactions" or "business combinations" unless the board of directors approves the transaction in advance.

     Under Section 607.0901 of the FBCA, an interested shareholder is generally prohibited from entering into certain types of affiliated transactions with a Florida corporation, unless a majority of the disinterested directors or two-thirds of the disinterested shareholders approved the affiliated transaction. An "interested shareholder" under the FBCA is generally a beneficial owner of at least 10% of the corporation's outstanding voting stock. The special restrictions on affiliated transactions also do not apply where (i) the corporation has not had more than 300 shareholders of record at any time during the 3 years preceding the announcement date, (ii) the interested shareholder has been the beneficial owner of at least 80% of the corporation's outstanding voting shares for at least five years preceding the announcement date, or (iii) the interested shareholder is the beneficial owner of at least 90% of the outstanding voting shares of the corporation, exclusive of shares acquired directly from the corporation in a transaction not approved by a majority of disinterested directors. Affiliated transactions under the FBCA include mergers and consolidations between corporations or with an interested shareholder; sales, leases, mortgages or other dispositions to an interested shareholder of assets with an aggregate market value which either (1) equals 5% or more of the corporation's consolidated assets or outstanding stock, or (2) represents 5% or more of the consolidated earning power or net income of the corporation; issues and transfers of stock with an aggregate market value of at least 5% in relation to the outstanding stock of the corporation; liquidation or dissolution of the corporation proposed by or in connection with an interested shareholder; reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested shareholder by at least 5%; and the receipt by an interested shareholder of benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation. Affiliated transactions are also permitted when certain statutory "fair price" requirements are met.

     A Florida corporation may choose not to be subject to Section 607.0901 of the FBCA by means of an election-out provision in its charter. The Florida Corporation has no such election-out provision and is subject to Section
607.0901 of the FBCA.

     Section 203 of the DGCL generally prohibits an interested stockholder from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested stockholder. An "interested stockholder" under the DGCL is any person other than the corporation and its majority-owned subsidiaries who owns at least 15% of the outstanding voting stock, or who owned at least 15% within the preceding three years, and this definition includes affiliates of the corporation. The prohibited combinations include:

          o    Mergers or consolidations.

          o    Sales, leases,  exchanges or other dispositions of 10% or more of
               (1) the aggregate market value of all assets of the corporation or (2) the aggregate market value of all the outstanding stock of the corporation.

          o Issuances or transfers by the corporation of its stock that would increase the proportionate share of stock owned by the interested stockholder.

          o    Receipt by the  interested  stockholder  of the benefit of loans,
               advances,   guarantees,   pledges  or  other  financial  benefits
               provided by the corporation.

          o Any other transaction, with certain exceptions, that increases the proportionate share of the stock owned by the interested stockholder.


     A Delaware  corporation  may choose not to be subject to Section  203.  The
Company has chosen, however, to accept the protections of Section 203, and therefore the charter of Delaware Corporation will not waive those protections. Nevertheless, Section 203 will not apply in the following cases:

          o If, before the stockholder becomes an interested stockholder, the board of directors approves the business combination or the transaction that results in the stockholder becoming an interested stockholder.

          o If, after the transaction that results in the stockholder becoming an interested stockholder, the interested stockholder owns at least 85% of the voting stock of the corporation outstanding at the time the transaction commences, subject to technical calculation rules.

          o If, on or after the time the interested stockholder becomes an interested stockholder, the board of directors approves the business combination, and at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder also ratifies the business combination at a stockholders' meeting.

MATERIAL CHANGES IN THE CHARTER AND BYLAWS OF THE DELAWARE CORPORATION FROM THE CHARTER AND BYLAWS OF THE FLORIDA CORPORATION

     The charter and Bylaws of the Delaware Corporation will be in effect and will govern the rights of stockholders in the event this Proposal Three is approved and the merger of the Florida Corporation into the Delaware Corporation takes place. Except for the provisions relating to indemnification and limitation of liability and authorized stock, the material differences between the two are primarily a result of differences between the FBCA and the DGCL as discussed above. Set forth below is a summary of certain material changes in the charter and Bylaws of the Delaware Corporation from the current charter and Bylaws of the Florida Corporation. The Bylaws of the Delaware Corporation reflect the DGCL and the provisions of the charter of the Delaware Corporation, as well as certain administrative differences described below. Copies of the charter and Bylaws of the Florida Corporation are available for inspection at the principal office of the Florida Corporation and copies will be sent to shareholders of the Company upon request.

INDEMNIFICATION AND LIMITATION OF LIABILITY

     The charter and Bylaws of the Delaware Corporation provide for indemnification of directors, officers and other agents (including provisions authorizing the advancement of expenses incurred in connection with certain applicable proceedings) to the fullest extent permitted by the DGCL.

     Provisions relating to indemnification of directors and officers of the Florida Corporation are included in the Florida Corporation's Bylaws rather than in its charter. Such provisions provide for limited indemnification of directors and officers under certain circumstances.

     The Bylaws of the Delaware Corporation expressly authorize the Company to purchase and maintain directors and officers liability insurance to insure against liabilities or losses incurred in such capacities whether or not the corporation would have the power to indemnify the individual under the DGCL. There is a similar provision in the Bylaws of the Florida Corporation.

     Furthermore, the charter of the Delaware Corporation provides that a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by Delaware law. This provision is intended to afford directors additional protection and limit their potential liability from suits alleging a breach of the duty of care by a director. As a result of the inclusion of such a provision, stockholders may be unable to recover monetary damages against directors for actions taken by them that constitute negligence or that are otherwise in violation of their duty of care, although it may be possible to obtain injunctive or other equitable relief with respect to such actions. If equitable remedies are found not to be available to stockholders in any particular situation, stockholders may not have an effective remedy against a director in connection with such conduct.

     In general, the purpose of the changes in the charter of the Delaware Corporation is to provide indemnification and exculpation provisions that are customary in modern charter documents of Delaware corporations (particularly in charter documents of public corporations that have incorporated in Delaware).

CHANGES IN AUTHORIZED CAPITAL STOCK

     The charter of the Florida Corporation authorizes it to issue six million (6,000,000) common shares, having a par value of $0.01 per share.

     The charter of the Delaware Corporation authorizes the Delaware Corporation to issue twelve million (12,000,000) common shares, having a par value of $0.01 per share. Subject to approval of Proposal Two by the shareholders, the charter will authorize 12,000,000 shares of common stock, with no change in the voting powers, qualifications, rights and privileges of such shares. If Proposal Two is not approved by the shareholders, the charter will authorize 6,000,000 shares of common stock. The increase in the number of shares of authorized common stock will give the Company better flexibility to engage in certain transactions. See Proposal Two (Approval of an Increase of the Authorized Capital Shares).

SIZE OF THE BOARD OF DIRECTORS AND BOARD COMMITTEES

     The Bylaws of the Florida Corporation prescribe that its Board of Directors shall have at least three members and do not provide for the creation of committees of the Board of Directors. The Bylaws of the Delaware Corporation allow the Board of Directors to establish the size of the Board of Directors and to establish committees thereof.

OTHER CHANGES TO REFLECT TECHNICAL DIFFERENCES BETWEEN DELAWARE LAW AND FLORIDA LAW

     In addition to the changes described above, certain technical and less important changes have been made in the Delaware Corporation's charter and Bylaws from the Florida Corporation's charter and Bylaws, mainly to reflect differences between the DGCL and the FBCA. Such technical changes include:
designation of a registered office and registered agent in the State of Delaware; changes in the minimum and maximum number of days applicable for giving notice of meetings and for setting record dates; and changing references in the Bylaws to place or to applicable law from Florida to Delaware, and so forth.

RIGHTS OF DISSENTING SHAREHOLDERS

     Sections 607.1301, 607.1302 and 607.1320 of the FBCA, copies of which are attached as Appendix B to this Proxy Statement, set forth the rights of shareholders of the Company who object to the Merger. Any shareholder of the Company who does not vote in favor of this Proposal Three may, if the Merger is consummated, have the right to seek to obtain payment in cash of the fair value of his or her shares by strictly complying with the requirements of Section
607.1320 of the FBCA ("Section 1320").

     In order to exercise his or her dissenters' rights, the dissenting shareholder must deliver to the Company before the taking of the vote on this Proposal Three a written notice of his or her intent to demand payment for his or her shares if the Merger is effectuated, and must not vote his or her shares in favor of the Merger. A proxy or vote against the Merger does not constitute such a notice of intent to demand payment. Any such notice of intent to demand payment should be addressed to: American Metals Service, Inc., 376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921, Attn: Corporate Secretary.

     Within ten (10) days after the vote of shareholders authorizing this Proposal Three, the Company must give written notice of such authorization to each such dissenting shareholder. Within twenty (20) days after the giving of such notice, any shareholder who elects to dissent from the Merger must file with the Company a written notice of such election, stating such shareholder's name, address, the number, classes and series of shares as to which dissent is made (which number may be less than all of the shares as to which such shareholder has a right to dissent) and a demand for payment of the fair value of such shares. At the time of filing the notice of election to dissent, dissenting shareholders must submit certificates representing the applicable shares to the Company. Any shareholder failing to file such election within the period set forth shall be bound by the terms of the Merger.

     Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in Section 1320 and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the Company, as provided in subsection (5) of Section 1320, to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the Company consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all of his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the Company, the fair value thereof in cash as determined by the Board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

          (a)  Such demand is withdrawn as provided in Section 1320;

          (b) The Merger is abandoned or rescinded or the shareholders revoke the authority to effect the Merger;

          (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this
               Section 1320; or

          (d)  A  court  of   competent   jurisdiction   determines   that  such
               shareholder  is not  entitled  to the  relief  provided  by  this
               Section 1320.

     Within ten (10) days after the expiration of the period within which shareholders may file their notices of election to dissent, or within ten (10) days after consummation of the Merger, whichever is later (but not later than 90 days after the shareholders' vote authorizing the Merger), the Company must make a written offer (which, if the Merger has not been consummated within 90 days of the shareholders authorization of the Merger, may be conditioned upon such consummation) to each dissenting shareholder who has made demand as provided in
Section 1320 to pay for the shares at a specified price which the Company considers to be their fair value. Such offer must be accompanied by financial statements as provided for in Section 1320.

     If within 30 days after the making of such offer any shareholder accepts the offer, payment for his or her shares shall be made within 90 days after the making of the offer or the consummation of the Merger, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

     If the Company fails to make such offer within the period specified therefor in Section 1320 or if it makes the offer and any dissenting shareholder or shareholders fail to accept the offer within the period of 30 days thereafter, then the Company, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which the Merger was effected, shall, or at its election of any time within such period of 60 days may, file an action in the appropriate county in the State of Florida requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the Company requests the court to make such determination, is entitled to receive payment for his or her shares. If the Company fails to institute these proceedings, any dissenting shareholder may do so in the name of the Company. All dissenting shareholders (whether or not residents of Florida), other than shareholders who have agreed with the Company as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The Company shall pay each dissenting shareholder the amount found to be due him or her 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares. The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the Company, but all or any part of the costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the Company has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept the offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the Company offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

     The foregoing does not purport to be a complete statement of the provisions of Section 1320 and is qualified in its entirety by reference to Section 1320, a copy of which is attached in full as part of Appendix B. Each shareholder intending to exercise dissenter's rights should review Appendix B carefully and consult with his or her counsel for a more complete and definitive statement of his or her rights and the proper procedure to follow to exercise such rights.

     Because this Proposal Three does not involve any change in the nature of the Company's business, but only involves corporate matters such as the Reincorporation, the Merger and the charter and Bylaw amendments described herein, management hopes that no shareholder will exercise a dissenter's right. Under the Merger Agreement, the Board of Directors may abandon the Merger, even after shareholder approval, if for any reason the Board of Directors determines that it is inadvisable to proceed with the Merger, including considering the number of shares for which dissenters' rights have been exercised and the cost to the Company thereof.

VOTE REQUIRED FOR APPROVAL OF THIS PROPOSAL THREE

     Approval of this Proposal Three will require the affirmative vote of at least a majority of the outstanding shares of the Company's common stock entitled to vote thereon at the Annual Meeting. As of the Record Date, the current Directors and officers of the Company have the right to vote shares representing approximately 47% of the outstanding common stock, and have advised the Company that their present intent is to vote in favor of the proposal to reincorporate in Delaware. Proxies solicited by the Board of Directors will be voted FOR this Proposal Three, unless a shareholder specifies otherwise.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS DEEMS PROPOSAL THREE TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY "FOR" THE APPROVAL OF THE MERGER AGREEMENT TO EFFECT THE REINCORPORATION IN DELAWARE.


                                 PROPOSAL FOUR

                           APPROVAL OF THE COMPANY'S

                                  NAME CHANGE


     The holders of common stock will be asked to approve an Amendment to the Company's Articles of Incorporation to change the name of the Company to Golf Rounds.com, Inc. Until 1992, the Company was engaged in the wholesale distribution of aluminum alloys, steel and other specialty metals. In 1992, the Company liquidated the assets of its business and began actively seeking to enter into an acquistion with the goal of becoming an operating company. The Company has determined that it is in its best interests to capitalize on the popularity of the Internet by focusing on acquiring a company or the assets of a company that has an Internet related business.

     The Company beleives that the name Golf Rounds.com, Inc. will be more descriptive of it's present and future operations, and it will further serve to identify the Company as a provider of Internet online services for the sports, recreation and resort market segments. There will be relatively little cost associated with the name change.

     If Proposal Four (Approval of the Company's Name Change) is adopted by the Company's shareholders, it will become effective on either (i) the date the merger contemplated by Proposal Three herein (Reincorporation in Delaware) is effected if Proposal Three is approved by the Company's shareholders, or (ii) on the date articles of amendment are filed to amend the Company's Articles of Incorporation in Florida, if Proposal Three is not approved by the Company's shareholders.

     Approval of this Proposal Four requires the affirmative vote of the holders of at least a majority of the shares of the common stock of the Company, voted on this Proposal Four at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS DEEM PROPOSAL FOUR TO BE IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY "FOR" THE APPROVAL OF THE COMPANY'S NAME CHANGE.

                                  OTHER MATTERS

     The Board of Directors and management of the Company know of no other matters to be brought before the Annual Meeting of Shareholders other than as stated in this Proxy Statement. However, if any other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.



                              SHAREHOLDER PROPOSALS

     Any proposal which a shareholder may desire to present at the 2000 Annual Meeting of Shareholders must be received in writing by the Secretary of the Company not later than December 23, 1999.

                                          By Order of the Board of Directors


                                          /s/ John W. Galuchie, Jr.
                                          --------------------------------------
                                          John W. Galuchie, Jr.
                                          Vice President, Treasurer and Director